Commitments and Contingencies	12 Months Ended
Dec. 31, 2011
Commitments and Contingencies Disclosure [Abstract]
Commitments and Contingencies
Commitments and Contingencies

Operating Lease Commitments

NRG leases certain Company facilities and equipment under operating leases, some of which include escalation clauses, expiring on various dates through 2040. NRG also has certain tolling arrangements to purchase power which qualifies as operating leases. Certain operating lease agreements over their lease term include provisions such as scheduled rent increases, leasehold incentives, and rent concessions. The Company recognizes the effects of these scheduled rent increases, leasehold incentives, and rent concessions on a straight-line basis over the lease term unless another systematic and rational allocation basis is more representative of the time pattern in which the leased property is physically employed. Lease expense under operating leases was$81 million, $111 million, and $102 million for the years ended December 31, 2011, 2010, and 2009, respectively.

Future minimum lease commitments under operating leases for the years ending after December 31, 2011, are as follows:

Period	(In millions)
2012	$67
2013	63
2014	62
2015	57
2016	49
Thereafter	280
Total	$578

Coal, Gas and Transportation Commitments

NRG has entered into long-term contractual arrangements to procure fuel and transportation services for the Company's generation assets and for the years ended December 31, 2011, 2010, and 2009, the Company purchased $1.6 billion, $1.5 billion, and $1.4 billion, respectively, under such arrangements.

As of December 31, 2011, the Company's commitments under such outstanding agreements are estimated as follows:

Period	(In millions)
2012	$891
2013	130
2014	136
2015	103
2016	101
Thereafter	484
Total (a)	$1,845

(a)	Includes those coal transportation and lignite commitments for 2012 as no other nominations were made as of December 31, 2011. Natural gas nomination is through February 2016.

Purchased Power Commitments

NRG has purchased power contracts of various quantities and durations that are not classified as derivative assets and liabilities and do not qualify as operating leases. These contracts are not included in the consolidated balance sheet as of December 31, 2011. Minimum purchase commitment obligations are as follows as of December 31, 2011:

Period	(In millions)
2012	$37
2013	21
2014	11
2015	9
2016	9
Thereafter	9
Total (a)	$96

(a)	As of December 31, 2011, the maximum remaining term under any individual purchased power contract is six years.

Lignite Contract with Texas Westmoreland Coal Co.

The lignite used to fuel the Texas region's Limestone facility is obtained from a surface mine, or the Jewett mine, adjacent to the Limestone facility under a long-term contract with Texas Westmoreland Coal Co., or TWCC. The contract is based on a cost-plus arrangement with incentives and penalties to ensure proper management of the mine. NRG has the flexibility to increase or decrease lignite purchases from the mine within certain ranges, including the ability to suspend or terminate lignite purchases with adequate notice. The mining period extends through 2018 with an option to further extend the mining period by two five-year intervals.

TWCC is responsible for performing ongoing reclamation activities at the mine until all lignite reserves have been produced. When production is completed at the mine, NRG will be responsible for final mine reclamation obligations. The Railroad Commission of Texas has imposed a bond obligation of $108 million on TWCC for the reclamation of this lignite mine. Pursuant to the contract with TWCC, NRG supports this obligation as follows: $50 million is guaranteed by NRG Energy, Inc., $32 million is supported by letters of credit posted by NRG, and NRG pays the cost of TWCC bonding the remaining $26 million. Additionally, NRG is required to provide additional performance assurance over TWCC's current bond obligations if required by the Railroad Commission of Texas.

First Lien Structure

NRG has granted first liens to certain counterparties on substantially all of the Company's assets to reduce the amount of cash collateral and letters of credit that it would otherwise be required to post from time to time to support its obligations under out-of-the-money hedge agreements for forward sales of power or MWh equivalents. The Company's lien counterparties may have a claim on NRG's assets to the extent market prices exceed the hedged price. As of December 31, 2011, all hedges under the first lien were in-the-money for NRG on a counterparty aggregate basis.

Nuclear Insurance

STP maintains required insurance coverage for liability claims arising from nuclear incidents pursuant to the Price-Anderson Amendment to the Energy Policy Act of 2005, referred to as the Price-Anderson Act. As of December 31, 2011, the current liability limit per incident was $12.6 billion and is subject to change to account for the effects of inflation and changes in the number of licensed reactors. An inflation adjustment must be made at least once every five years with the most recent adjustment effective October 29, 2008. Under the Price-Anderson Act, owners of nuclear power plants in the U.S. are required to purchase primary insurance limits of $375 million for each operating site. In addition, the Price-Anderson Act requires an additional layer of protection through mandatory participation in a retrospective rating plan for power reactors resulting in an additional $12.2 billion in funds available for public liability claims. The current maximum assessment per incident, per reactor, is $117.5 million, payable at no more than $17.5 million per year. NRG would be responsible for 44% of the maximum assessment, or $7.7 million per year. In addition, the U.S. Congress retains the ability to impose additional financial requirements on the nuclear industry to pay liability claims that exceed $12.6 billion for a single incident. The liabilities of the co-owners of STP with respect to the retrospective premium assessments for nuclear liability insurance are joint and several.

STP purchases insurance for property damage and site decontamination cleanup costs from Nuclear Electric Insurance Limited, or NEIL, an industry mutual insurance company, of which STP is a member. STP has purchased $2.75 billion in limits, the maximum available from NEIL. The upper $1 billion in limits (excess of the first $1.75 billion in limits) is a single limit blanket policy shared with the DC Cook and Diablo Canyon nuclear reactors, two reactors that have no affiliation with the Company. This shared limit is not subject to automatic reinstatement in the event of a loss. The NEIL policy covers both nuclear and non-nuclear property damage events, and includes coverage for 6 weeks of lost revenue following a property damage event, at a weekly indemnity limit of $3.5 million, subject to a 17 week waiting period. NRG also purchased an Accidental Outage policy from NEIL, which provides additional protection for lost revenue due to an insurable event. This coverage allows for reimbursement up to $3.5 million per week up to a maximum of $473.2 million, and is subject to a 23 week waiting period. Under the terms of the NEIL policies, member companies may be assessed up to 10 times their annual premium if the NEIL Board of Directors determines their surplus has been depleted due to the payment of property losses at any of the licensed reactors in a single policy year. NEIL requires that its members maintain an investment grade credit rating or insure their annual retrospective obligation by providing a financial guarantee, letter of credit, deposit premium, or an insurance policy. NRG has purchased an insurance policy from NEIL to guarantee the Company's obligation; however this insurance will only respond to retrospective premium adjustments assessed within 24 months after the policy term, whereas NEIL's Board of Directors can make such an adjustment up to 6 years after the policy expires.
Contingencies

Set forth below is a description of the Company's material legal proceedings. The Company believes that it has valid defenses to these legal proceedings and intends to defend them vigorously. Pursuant to the requirements of ASC 450, Contingencies and related guidance, NRG records reserves for estimated losses from contingencies when information available indicates that a loss is probable and the amount of the loss, or range of loss, can be reasonably estimated. In addition, legal costs are expensed as incurred. Management has assessed each of the following matters based on current information and made a judgment concerning its potential outcome, considering the nature of the claim, the amount and nature of damages sought, and the probability of success. Unless specified below, the Company is unable to predict the outcome of these legal proceedings or reasonably estimate the scope or amount of any associated costs and potential liabilities. As additional information becomes available, management adjusts its assessment and estimates of such contingencies accordingly. Because litigation is subject to inherent uncertainties and unfavorable rulings or developments, it is possible that the ultimate resolution of the Company's liabilities and contingencies could be at amounts that are different from its currently recorded reserves and that such difference could be material.

In addition to the legal proceedings noted below, NRG and its subsidiaries are party to other litigation or legal proceedings arising in the ordinary course of business. In management's opinion, the disposition of these ordinary course matters will not materially adversely affect NRG's consolidated financial position, results of operations, or cash flows.

California Department of Water Resources

This matter concerns, among other contracts and other defendants, the California Department of Water Resources, or CDWR, and its wholesale power contract with subsidiaries of WCP (Generation) Holdings, Inc., or WCP. The case originated with a February 2002 complaint filed by the State of California alleging that many parties, including WCP subsidiaries, overcharged the State of California. For WCP, the alleged overcharges totaled approximately $940 million for 2001 and 2002. The complaint demanded that the Federal Energy Regulatory Commission, or FERC, abrogate the CDWR contract and sought refunds associated with revenues collected under the contract. In 2003, the FERC rejected this complaint, denied rehearing, and the case was appealed to the U.S. Court of Appeals for the Ninth Circuit where oral argument was held on December 8, 2004. On December 19, 2006, the Ninth Circuit decided that in the FERC's review of the contracts at issue, the FERC could not rely on the Mobile-Sierra standard presumption of just and reasonable rates, where such contracts were not reviewed by the FERC with full knowledge of the then existing market conditions. WCP and others sought review by the U.S. Supreme Court. WCP's appeal was not selected, but instead held by the Supreme Court. In the appeal that was selected by the Supreme Court, on June 26, 2008, the Supreme Court ruled: (i) that the Mobile-Sierra public interest standard of review applied to contracts made under a seller's market-based rate authority; (ii) that the public interest “bar” required to set aside a contract remains a very high one to overcome; and (iii) that the Mobile-Sierra presumption of contract reasonableness applies when a contract is formed during a period of market dysfunction unless (a) such market conditions were caused by the illegal actions of one of the parties or (b) the contract negotiations were tainted by fraud or duress. In this related case, the U.S. Supreme Court affirmed the Ninth Circuit's decision agreeing that the case should be remanded to the FERC to clarify the FERC's 2003 reasoning regarding its rejection of the original complaint relating to the financial burdens under the contracts at issue and to alleged market manipulation at the time these contracts were formed. As a result, the U.S. Supreme Court then reversed and remanded the WCP CDWR case to the Ninth Circuit for treatment consistent with its June 26, 2008, decision in the related case. On October 20, 2008, the Ninth Circuit asked the parties in the remanded CDWR case, including WCP and the FERC, whether that Court should answer a question the U.S. Supreme Court did not address in its June 26, 2008, decision; whether the Mobile-Sierra doctrine applies to a third-party that was not a signatory to any of the wholesale power contracts, including the CDWR contract, at issue in that case. Without answering that reserved question, on December 4, 2008, the Ninth Circuit vacated its prior opinion and remanded the WCP CDWR case back to the FERC for proceedings consistent with the U.S. Supreme Court's June 26, 2008, decision.

On December 15, 2008, WCP and the other seller-defendants filed with the FERC a Motion for Order Governing Proceedings on Remand. On January 14, 2009, the Public Utilities Commission of the State of California filed an Answer and Cross Motion for an Order Governing Procedures on Remand and on January 28, 2009, WCP and the other seller-defendants filed their reply. At this time, the FERC has not acted on remand.

At this time, while NRG cannot predict with certainty whether WCP will be required to make refunds for rates collected under the CDWR contract or estimate the range of any such possible refunds, a reconsideration of the CDWR contract by the FERC with a resulting order mandating significant refunds could have a material adverse impact on NRG's financial position, statement of operations, and statement of cash flows. As part of the 2006 acquisition of Dynegy's 50% ownership interest in WCP, WCP and NRG assumed responsibility for any risk of loss arising from this case, unless any such loss was deemed to have resulted from certain acts of gross negligence or willful misconduct on the part of Dynegy, in which case any such loss would be shared equally between WCP and Dynegy.

On January 14, 2010, the U.S. Supreme Court issued its decision in an unrelated proceeding involving the Mobile-Sierra doctrine that will affect the standard of review applied to the CDWR contract on remand before the FERC. In NRG Power Marketing v. Maine Public Utilities Commission, the Supreme Court held that the Mobile-Sierra presumption regarding the reasonableness of contract rates does not depend on the identity of the complainant who seeks a FERC investigation/refund.

Louisiana Generating, LLC

On February 11, 2009, the U.S. Department of Justice, or U.S. DOJ, acting at the request of the U.S. Environmental Protection Agency, or U.S. EPA, commenced a lawsuit against Louisiana Generating, LLC, or LaGen, in federal district court in the Middle District of Louisiana alleging violations of the Clean Air Act, or CAA, at the Big Cajun II power plant. This is the same matter for which Notices of Violation, or NOVs, were issued to LaGen on February 15, 2005, and on December 8, 2006. Specifically, it is alleged that in the late 1990's, several years prior to NRG's acquisition of the Big Cajun II power plant from the Cajun Electric bankruptcy and several years prior to the NRG bankruptcy, modifications were made to Big Cajun II Units 1 and 2 by the prior owners without appropriate or adequate permits and without installing and employing the best available control technology, or BACT, to control emissions of nitrogen oxides and/or sulfur dioxides. The relief sought in the complaint includes a request for an injunction to: (i) preclude the operation of Units 1 and 2 except in accordance with the CAA; (ii) order the installation of BACT on Units 1 and 2 for each pollutant subject to regulation under the CAA; (iii) obtain all necessary permits for Units 1 and 2; (iv) order the surrender of emission allowances or credits; (v) conduct audits to determine if any additional modifications have been made which would require compliance with the CAA's Prevention of Significant Deterioration program; (vi) award to the U.S. DOJ its costs in prosecuting this litigation; and (vii) assess civil penalties of up to $27,500 per day for each CAA violation found to have occurred between January 31, 1997, and March 15, 2004, up to $32,500 for each CAA violation found to have occurred between March 15, 2004, and January 12, 2009, and up to $37,500 for each CAA violation found to have occurred after January 12, 2009.

On April 27, 2009, LaGen filed an objection in the Cajun Electric Cooperative Power, Inc.'s bankruptcy proceeding in the U.S. Bankruptcy Court for the Middle District of Louisiana to seek to prevent the bankruptcy from closing. LaGen also filed a complaint, or adversary proceeding, in the same bankruptcy proceeding, seeking a judgment that: (i) it did not assume liability from Cajun Electric for any claims or other liabilities under environmental laws with respect to Big Cajun II that arose, or are based on activities that were undertaken, prior to the closing date of the acquisition; (ii) it is not otherwise the successor to Cajun Electric with respect to environmental liabilities arising prior to the acquisition; and (iii) Cajun Electric and/or the Bankruptcy Trustee are exclusively liable for any of the violations alleged in the February 11, 2009, lawsuit to the extent that such claims are determined to have merit. On April 15, 2010, the bankruptcy court signed an order granting LaGen's stipulation of voluntary dismissal without prejudice of the adversary proceeding. The bankruptcy proceeding has since closed.

On August 24, 2009, LaGen filed a motion to dismiss this lawsuit, and on September 25, 2009, the U.S. DOJ filed its opposition to the motion. Thereafter, on February 18, 2010, the Louisiana Department of Environmental Quality, or LDEQ, filed a motion to intervene in the above lawsuit and a complaint against LaGen for alleged violations of Louisiana's Prevention of Significant Deterioration, or PSD, regulations and Louisiana's Title V operating permit program. LDEQ seeks substantially similar relief to that requested by the U.S. DOJ. On February 19, 2010, the district court granted LDEQ's motion to intervene. On April 26, 2010, LaGen filed a motion to dismiss the LDEQ complaint. On July 21, 2010, the motions to dismiss the U.S. DOJ and LDEQ complaints were argued to the district court. On August 20, 2010, the parties submitted proposed findings of fact and conclusions of law, and thereafter submitted additional briefing on emerging jurisprudence from other jurisdictions touching on the issues at stake in the lawsuit. On February 4, 2011, LaGen filed motions for summary judgment requesting that the court dismiss all of the U.S. DOJ's claims. Also on February 4, 2011, the U.S. DOJ filed three motions for partial summary judgment. Additional summary judgment briefing was filed by the parties on April 4, 2011. On November 2, 2011, the court heard oral argument on three motions for summary judgment. On December 1, 2011, the court issued an order denying two of LaGen's motions for summary judgment addressing potential legal defenses to CAA liability. In the same Order, the court also granted, in part, the U.S. DOJ's motion for summary judgment on its successor liability theory. The court held that LaGen could be found to have assumed liability for alleged PSD violations under the terms of the agreement through which LaGen acquired Big Cajun II in 2000, but ruled that the facts necessary to determine whether any such liabilities were actually assumed must be determined at a liability-phase trial, if necessary. In its December 1, 2011, decision, the court also ruled that any potential civil penalties would not be available for the periods prior to the five year period preceding the filing of the lawsuit on February 11, 2009.

Three additional motions for summary judgment and multiple motions in limine, including motions that could result in dismissal of the governments' claims before trial if resolved in LaGen's favor, remain pending before the court, with some of these motions set to be argued on March 21, 2012. On January 17, 2012, LaGen filed a demand for a jury trial. On January 20, 2012, the court scheduled a liability-phase trial for October 15, 2012, should the case proceed to that stage, and a remedy-phase trial set to occur at a later date to be determined in the event of an adverse decision in a liability-phase trial. Because of the inherent uncertainty of litigation, including the fact that no determination of liability has yet been made by the Court, NRG cannot predict the impact, at this time, that this matter may have on the Company's business, results of operations, financial position, or cash flows.

In a related matter, soon after the filing of the above referenced U.S. DOJ lawsuit, LaGen sought insurance coverage from its insurance carrier, Illinois Union Insurance Company, or ILU. ILU denied coverage and thereafter LaGen filed this lawsuit (which was consolidated with a prior suit filed by ILU) seeking a declaration that ILU must provide coverage to LaGen for the defense costs incurred in defending the U.S. DOJ lawsuit.  LaGen and ILU both filed motions for summary judgment and on January 30, 2012, the court issued an order granting LaGen's motion finding that ILU has a duty to defend LaGen.

Excess Mitigation Credits

From January 2002 to April 2005, CenterPoint Energy applied excess mitigation credits, or EMCs, to its monthly charges to retail electric providers as ordered by the PUCT. The PUCT imposed these credits to facilitate the transition to competition in Texas, which had the effect of lowering the retail electric providers' monthly charges payable to CenterPoint Energy. As indicated in its Petition for Review filed with the Supreme Court of Texas on June 2, 2008, CenterPoint Energy has claimed that the portion of those EMCs credited to Reliant Energy Retail Services, LLC, or RERS, a retail electric provider and NRG subsidiary acquired from RRI Energy, Inc. (formerly Reliant Energy, Inc.), totaled $385 million for RERS's “Price to Beat” Customers. It is unclear what the actual number may be. “Price to Beat” was the rate RERS was required by state law to charge residential and small commercial customers that were transitioned to RERS from the incumbent integrated utility company commencing in 2002. In its original stranded cost case brought before the PUCT on March 31, 2004, CenterPoint Energy sought recovery of all EMCs that were credited to all retail electric providers, including RERS, and the PUCT ordered that relief in its Order on Rehearing in Docket No. 29526, on December 17, 2004. After an appeal to state district court, the court entered a final judgment on August 26, 2005, affirming the PUCT's order with regard to EMCs credited to RERS. Various parties filed appeals of that judgment, and on April 17, 2008, the Court of Appeals for the Third District reversed the lower court's decision ruling that CenterPoint Energy's stranded cost recovery should exclude only EMCs credited to RERS for its “Price to Beat” customers. On June 2, 2008, CenterPoint Energy's Petition for Review with the Supreme Court of Texas was accepted. Oral argument occurred on October 6, 2009, and on March 18, 2011, the Texas Supreme Court reversed the Court of Appeals, finding no basis for deducting EMCs credited to RERS. Motions for rehearing were filed on May 4, 2011. On June 10, 2011, the Texas Supreme Court denied all motions for rehearing, thereby ending the matter.

In November 2008, CenterPoint Energy and Reliant Energy Inc., or REI, on behalf of itself and affiliates including RERS, agreed to suspend unexpired deadlines, if any, related to limitations periods that might exist for possible claims against REI and its affiliates if CenterPoint Energy is ultimately not allowed to include in its stranded cost calculation those EMCs previously credited to RERS. The agreed upon suspension of unexpired deadlines ceased on August 29, 2011. NRG believes that any possible future CenterPoint Energy claim against RERS for EMCs credited to RERS would lack legal merit. No such claim has been filed.

Wise v. Energy Plus Holdings, LLC

On October 18, 2011, plaintiff filed a purported class action lawsuit on behalf of New York consumers against Energy Plus in the U.S. District Court for the Southern District of New York.  Claiming statutory damages in excess of $5 million, the plaintiff alleges violations of New York business laws as well as unjust enrichment. Specifically, the plaintiff claims that Energy Plus misrepresents that its rates are competitive in the market;  fails to disclose that its rates are substantially higher than those in the market and that Energy Plus has engaged in deceptive practices in its marketing of energy services. Plaintiff seeks that this matter be certified as a class action, with treble damages, interest, costs, attorneys fees, and any other relief that the court deems just and proper. On January 11, 2012, plaintiff filed an amended complaint in which they added another co-plaintiff, made additional claims as to how they became customers of Energy Plus and made some additional allegations as to alleged representations on the Energy Plus website. On February 1, 2012, Energy Plus filed a motion to dismiss the amended complaint. Oral argument on the motion to dismiss is scheduled to be heard on March 23, 2012.